UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2025 (the “October Form 8-K”), RYVYL Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated October 6, 2025, with RTB Digital, Inc. (“RTB”), pursuant to which the Company sold an aggregate of 50,000 shares of its Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”), to RTB in a private placement, which closed on October 7, 2025, for gross proceeds of $5,000,000 to the Company before offering expenses.

On December 9, 2025, the Company and RTB entered into a First Amendment to the Securities Purchase Agreement (the “Amendment”), pursuant to which the parties to the Purchase Agreement agreed to amend certain terms of the Purchase Agreement and the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”). Pursuant to the Amendment, such parties agreed to (i) increase the original purchase price for the 50,000 shares of Series C Preferred Stock by $1,500,000 to an aggregate of $6,500,000, to be paid at the signing of the Amendment by RTB to the Company, and (ii) increase the Stated Value (as defined in the Purchase Agreement) per share of Series C Preferred Stock in the Certificate of Designation from $100.00 to $130.00 for an aggregate Stated Value of $6,500,000. Except as stated above, all terms and conditions of each of the Purchase Agreement and Certificate of Designation remain unchanged and in full force and effect.

The foregoing summaries of the Purchase Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and the Amendment. The Purchase Agreement was filed as an exhibit to the October Form 8-K. The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 of this Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2025, the Company filed a Certificate of Amendment to the Certificate of Designation to increase the Stated Value from $100.00 to $130.00 (the “Certificate of Amendment”).

The Certificate of Designation was filed as an exhibit to the October Form 8-K. The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of such certificate, a copy of which is filed herewith as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit
3.1	Certificate of Amendment to Certificate of Designation of Series C Preferred Stock, as filed with the Nevada Secretary of State of the State of Nevada on December 9, 2025
10.1	First Amendment to Securities Purchase Agreement, dated December 9, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
	Name:	George Oliva
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: December 12, 2025

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